Summary Prospectus	AZL® MetWest Total Return Bond Fund

April 29, 2019

AZL® MetWest Total Return Bond Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to Contact.Us@allianzlife.com. The Fund’s Prospectus and SAI, both dated April 29, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to maximize long-term total return.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. It reflects the management fee waiver agreement for the first year. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%

Total Annual Fund Operating Expenses	0.91%
Fee Waiver(1)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.81%

(1)

The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2020, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$280	$494	$1,110

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MetWest Total Return Bond Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the subadviser to be of similar quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade. The Fund also invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration is two to eight years and the dollar-weighted average maturity ranges from two to fifteen years. The Fund invests in the U.S. and abroad, including emerging markets and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The subadviser will focus the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the subadviser believes to be relatively undervalued.

Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps, futures, municipal securities, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.

The Fund may sell short up to 25% of the value of its total assets.

Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.
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Security Quality Risk (also known as High Yield Risk or Junk Bond Risk)  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.
•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•

Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•

Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.
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Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•

Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MetWest Total Return Bond Fund

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Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.
•

Short Sales Risk  The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

•

Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad-based measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q1, 2016)	2.40%
Lowest (Q4, 2016)	-2.71%

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MetWest Total Return Bond Fund

Average Annual Total Returns

	One Year Ended December 31, 2018	Since Inception (11/17/2014)

AZL® MetWest Total Return Bond Fund	-0.21%	1.38%

Bloomberg Barclays U.S. Aggregate Bond Index*	0.01%	1.82%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Metropolitan West Asset Management, LLC serves as the subadviser to the Fund.

The Fund’s portfolio managers since November, 2014, are: Tad Rivelle, Portfolio Manager, Steve Kane, CFA, Portfolio Manager, Laird Landmann, CFA, Portfolio Manager, and Bryan Whalen, Portfolio Manager.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

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